FINANCIAL INVESTORS TRUST

Grandeur Peak Emerging Markets Opportunities Fund

Grandeur Peak Global Contrarian Fund

Grandeur Peak Global Explorer Fund

Grandeur Peak Global Micro Cap Fund

Grandeur Peak Global Opportunities Fund

Grandeur Peak Global Reach Fund

Grandeur Peak Global Stalwarts Fund

Grandeur Peak International Opportunities Fund

Grandeur Peak International Stalwarts Fund

Grandeur Peak US Stalwarts Fund

(each, a “Fund”)

Supplement dated February 23, 2023 to the
Prospectus and Statement of Additional Information,

each dated August 31, 2022, as supplemented

The Board of Trustees (the “Board”) of Financial Investors Trust (the “Trust”), based upon the recommendation of Grandeur Peak Global Advisors, LLC, the investment adviser to the Funds, approved the proposed reorganization of each Fund into correspondingly named series of Grandeur Peak Funds Trust (each, a “New Fund”), subject in each case to the approval of the shareholders of the relevant existing Fund (each, a “Reorganization”).

The Board also approved an Agreement and Plan of Reorganization and Termination (the “Plan”) that provides that each existing Fund will assign all of its assets to the corresponding New Fund, in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the relevant existing Fund outstanding immediately prior to the closing date of the Reorganization, and (2) the New Fund’s assumption of all of the relevant existing Fund’s liabilities, followed by a distribution of those shares to such existing Fund’s shareholders so that the existing Fund’s shareholders receive shares of the corresponding New Fund equivalent in value to the shares of the existing Fund held by such shareholder on the closing date of the Reorganization. Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

The Trust will hold a shareholder meeting on or about April 12, 2023, as may be adjourned, at which shareholders of each existing Fund as of February 22, 2023 will be asked to consider and vote on the Plan. If shareholders of each Fund approve the Reorganization with respect to that Fund, the Reorganizations are expected to take effect in or around June 2023.

Shareholders of each existing Fund will receive a combined prospectus/proxy statement with additional information about the shareholders meeting, the Reorganizations, and the New Funds. Please read these materials carefully, as they will contain a more detailed description of the Reorganizations.

Please retain this supplement with your Prospectus and
Statement of Additional Information.